SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           SCIENCE DYNAMICS CORPORAION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ______________________________________________________________________

    (2) Aggregate number of securities to which transaction applies:

        ______________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ______________________________________________________________________

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    (4) Date Filed:

        ______________________________________________________________________

                          SCIENCE DYNAMICS CORPORATION
                            CHERRY HILL, NEW JERSEY
                            ______________________

                            PROXY STATEMENT FOR THE
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 8, 1998
                          __________________________


This proxy statement contains information related to the annual meeting of stockholders of Science Dynamics Corporation to be held on Monday, June 8, 1998, beginning at 10:30 a.m., at 1919 Springdale Road, Cherry Hill, New Jersey, and at any postponements or adjournments thereof.


                              ABOUT THE MEETING

What is the purpose of the annual meeting?

At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, ratification of the Company's independent auditors, and the amendment of the Company's Certificate of Incorporation to increase the Company's Common Stock. In addition, the Company's management will report on performance of the Company during fiscal 1997 and respond to questions from stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 24, 1998, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All Stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 14,535,649 shares of Common Stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement.
In summary, the Board recommends a vote:


   * for election of the nominated slate of directors
   * for ratification of the appointment of Peter C. Cosmas Co., CPA's as the Company's independent auditors; and
   * for amendment of the Company's Certificate of Incorporation to increase the Company's Common Stock from 25,000,000 shares to 45,000,000 shares.

With respect to any other matters that properly come before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

   * Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

   * Ratification of the Company's Independent Public Auditors. The affirmative vote of a plurality of the votes cast at the meeting is required for the ratification of the auditors.

   * Amendment of Certificate of Incorporation. Approval of the proposed amendment of the Company's Certificate of Incorporation to provide for the increase in the Company's Common Stock requires the affirmative vote of the holders of an absolute majority of the outstanding common stock.

   * Other Items. If you hold your shares in "street name", through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

Who are the largest owners of the Company's stock?

    The following table shows those beneficial owners of more than 5% of the Company's Common Stock:

                            PRINCIPAL STOCKHOLDERS
                            ----------------------
Name and Address of                                        Percent of
Outstanding Beneficial                                     Outstanding
Owner                              Number of Shares        Shares(1)
----------------------             ----------------        -----------
Lyndon A. Keele                      775,534(2)                5.34%
701 Garwood Road
Moorestown, NJ  08057

Reynolds E. Moulton, Jr.             761,000                   5.24%
54 Washington Street
Marblehead, MA  01945

Innovative Communications          1,500,000(4)               10.32%
Technology, LTD. (ICT)             1,500,000(4)
Le Clos D'Avranche
La Rue Bel-Aire
St. Mary, Jersey  C.I.
(Alan C. Bashforth, President
 of the Company controls ICT)

Golden Phoenix, LTD.*              2,969,121(5)               20.43%
P.O. Box  350
Fairfax Station, VA  22039

*Mr. Sheldon Hofferman, director of the Company, is general partner of Golden Phoenix, LTD.

How much stock do the Company's directors and officers own?

                       SECURITY OWNERSHIP OF MANAGEMENT
                       --------------------------------

The following information table sets forth information as to the shares and percentages of Common Stock of the Company beneficially owned by the Directors of the Company, and by all Officers and Directors of the Company as a group, as of December 31, 1997.

                                                             Percent of
Name                                Number of Shares     Outstanding Shares(1)
----                                ----------------     ------------------

Lyndon A. Keele                         775,534(2)              5.34%
(Chairman of the Board)

Russell R. Angely                        11,000                  .076%
(Vice President)

Joy C. Hartman                            1,000(2)               .001%
(CFO, Exec. Vice President,
 Secretary, Treasurer and Director)

Kenneth P. Ray                            6,000(3)               .041%
(Director)

Alan C. Bashforth                     1,500,000(4)             10.32%
(CEO, President and Director)

Sheldon C. Hofferman                  2,969,121(5)             20.43%
(Director)

                                      ---------                -----

All Directors and
Officers as a Group(6)               5,262,655                36.21%

(1) Based upon a total number of 14,535,649 shares outstanding as of December 31, 1997.

(2) Includes 1,700 shares owned by Mr. Keele's daughter and 300 shares owned by Ms. Hartman's children. The daughter of Mr. Keele has sole voting and investment power with respect to her shares and Mr. Keele has sole voting and investment power with respect to all other shares in this total.

(3) Has sole voting power and sole investment power with respect to the shares owned by such person.

(4) Shares in the name of Innovative Communications Technology, LTD., a corporation, controlled by Mr. Bashforth.

(5) The total includes 2,831,721 shares owned by Golden Phoenix, LTD., of which Mr. Sheldon Hofferman is General Partner.

(6) In addition to the 6,000 shares owned by K. Ray, an outside Company Director, Mr. Ray holds incentive options to acquire 30,000 shares.
    Mr. Angely holds incentive options to acquire 30,000 shares in addition to the 11,000 shares owned. In addition to the 1,000 shares in Ms. Hartman's name, incentive options to acquire 65,000 shares are held by Ms. Hartman.

                        ITEM I - ELECTION OF DIRECTORS
                        ------------------------------

The Board of Directors has authorized the provision for five director positions. Five directors are to be elected who will serve until the 1999 Annual Meeting of Stockholders. The Board of Directors proposes that the nominees described below, all of whom are currently serving as directors, be re-elected for a new term and until their successors are duly elected and qualified.

Each of the nominees has consented to serve until their term of office expires at the 1999 Annual Meeting. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The directors standing for election are:

                                Principal Occupation
Nominees              Age       and Directorships
--------              ---       -----------------

Lyndon A. Keele        69       Chairman of the Board of Directors and
                                Incumbent Director since April, 1973.

Kenneth P. Ray         64       Incumbent Director since May, 1990.

Joy C. Hartman         49       Executive Vice President since December, 1994,
                                Corporate Secretary since June 1, 1993,
                                Treasurer since November 7, 1996 and Incumbent
                                Director since May 7, 1991.

Sheldon C. Hofferman   53       Incumbent Director since September 17, 1997.
                                Mr. Hofferman previously served as a member of the Board from June 1995 to June 1, 1996, but acted as advisor to the Board for the period June 1996 to September 1997.

Alan C. Bashforth      47       President and Incumbent Director since
                                November 7, 1996.



            EXPERIENCE AND BACKGROUND OF DIRECTORS AND OFFICERS
            ---------------------------------------------------

The general background, business experience, and other directorships of nominees for the Board of Directors and of the Company's Executive Officers for the past five years is as follows:

Lyndon A. Keele

Mr. Keele is the founder of the Company and has been active as Chairman of its Board of Directors and President from June of 1973 until November 1996. From April of 1973 to August of 1977, Mr. Keele managed his own investments and served as a consultant to a number of companies involved in the electronics industry. Prior to 1973, Mr. Keele served for five years as a founder and Executive Vice President of TeleSciences Incorporated, a company engaged in design and manufacture of telephone support equipment. From 1962 to 1968, he served as a Program Manager for multimillion dollar programs involving data and circuit switching systems at ITT Federal Laboratories. From 1958 to 1962, he was employed by GTE's Sylvania Electronics Systems Division in various management positions, including Program Manager of data processing and cryptographic communications projects and programs. He was awarded a B.B.A. by the University of Texas in 1951.

Kenneth P. Ray

Mr. Ray is President of DelRay, Inc., an active telecommunications consulting firm. From 1964 to 1987, he was associated with ITT in various responsible positions and in 1976 became Vice President of ITT Telecommunications, with responsibility for engineering, marketing and sales departments. In 1981 he became Vice President and Director of Operations for the Transmission Division of ITT Space Communications. In January, 1987, ITT's telecommunications group was acquired by Alcatel and Mr. Ray became Vice President of Marketing and Development for Alcatel Network Systems. From 1988 to 1991, he was Vice President for Technology and Business Development for Alcatel North America, a telecommunications company. Mr. Ray received a BSEE from Polytechnic Institute of New York in 1954 and a Masters in Economics from North Carolina State University in 1970.

Joy C. Hartman

Ms. Hartman, Executive Vice President, was employed by the Company in January 1982, and is responsible for General Corporate Administration including the functions inherent in comptrollership, personnel, employee benefits, and insurance activities. Prior experiences included MSA, a marketing research company, TeleSciences, Incorporated, and Peat Marwick-Mitchell. Ms. Hartman is a graduate of the Wharton School of Business of the University of Pennsylvania.

Alan C. Bashforth

Mr. Bashforth, President, was the President of Innovative Communications Technology, LTD. (ICT), a data communications company, located in Jersey, Channel Islands, until the acquisition of the intellectual property of ICT by SDC in November, 1996. Prior experience included ownership of the CSL Group of companies from its inception in 1975. CSL is a Communications and Computer engineering group and employed over 100 people in 1992 when
Mr. Bashforth sold the company. From 1970 to 1975, Mr. Bashforth was employed by Automaten CI, LTD., an office equipment and telecommunications company in various engineering and sales positions leading to the position of General Manager. Mr. Bashforth was educated in electronic engineering at Mid Herts Polytechnic College in England and holds a Higher National Diploma in Electronic Engineering. Mr. Bashforth also serves as a Director of Satellite Media Services Ltd.

Russell R. Angely

Mr. Angely, Vice President of Sales and Marketing, was employed by the Company in May, 1994. Prior to joining the Company, Mr. Angely was the National Sales Manager for CXR Corporation, where he managed the direct sales organization and an extensive network of domestic and international distributors, VAR's, and Manufacture Representative sales organizations.
Mr. Angely has served in executive level assignments with Xerox Corporation, Racal Milgo, Delta Data Systems, Develcon Electronics, and Racal DataCom. These assignments have provided Mr. Angely with over 25 years experience in sales and marketing management in the data and telecommunication industry. Mr. Angely received a degree in Business Administration from Penn State University and has participated in Executive Management programs at the University of Pennsylvania, NYU, and Michigan State University.

Sheldon C. Hofferman

Mr. Hofferman has been an Attorney and Private Investor since 1971.
Mr. Hofferman graduated from the University of Pennsylvania in 1966 and Temple University Law School in 1971. He was in private law practice in Washington, D.C., specializing in communications law, from 1971 to 1974.
He served as Senior Trial Attorney for the Federal Trade Commission from 1974 to 1983, and re-entered private law practice thereafter. Mr. Hofferman has also served as General Partner of Golden Phoenix Limited Partnership, an investment concern, since 1983.

Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, the Company believes that all of the Company's directors and executive officers complied during fiscal 1997 with the reporting requirements of Section 16(a) of the Securities Exchange Acts of 1934.

How are directors compensated?

Cash Compensation. During the Company's fiscal year ending December 31, 1997 each non-employee director received $250.00 per meeting as standard compensation for service as directors. Directors who are employees of the Company received no additional compensation for service as directors.

Options. Nonemployee directors are granted stock options at the discretion of the Board for services rendered as a director.

How often did the Board meet during fiscal 1997?

The Board of Directors met six times during fiscal 1997. Each director attended all of the number of meetings of the Board and Committee Meetings on which he or she served.

What committees has the board established?

The Board of Directors has standing an audit committee and a stock option committee:

                           BOARD COMMITTEE MEMBERSHIP

NAME                         AUDIT COMMITTEE       STOCK OPTION COMMITTEE
-------------------------------------------------------------------------
Joy C. Hartman                                                *
Michael Hershey**                   *
Kenneth P. Ray                      *                         *

* Member.
* **Mr. Hershey is no longer a member of the audit committee as of December 9, 1997. Another director will be appointed to the committee at the next Board of Directors meeting.

Audit Committee

The audit committee during 1997 consisted of two of the board members, Ken Ray and Michael Hershey. There was one audit committee meeting held November 20, 1997, with Peter C. Cosmas, the Company's independent public auditor. Its functions are to review the arrangements for and scope of the audit by independent accountants; review the independence of the independent accountants; consider the adequacy of the system of internal accounting controls and review any proposed corrective actions; review and monitor the Company's policies relating to ethics and conflicts of interest and key accounting and/or reporting matters.

Stock Option Committee

The Stock Option Committee during 1997 consisted of two of the board members, Ken Ray and Joy Hartman. Its function is to oversee the Company's Incentive Stock Option Plan. There was one meeting of the Stock Option Committee during 1997.


Legal Proceedings

The Company is not now a party to any litigation and no action against the Company has been threatened or is known to be contemplated by any governmental agency or subdivision or any other entity.



                           EXECUTIVE COMPENSATION.
                           ----------------------

The Company does not have a compensation committee, the remuneration for the Company's Chief Executive Officer and other executive officers and/or directors is established by the Board of Directors.

What is the Company's philosophy of executive compensation?

Base salary Base salaries for the Company's executive officers, as well as changes in such salaries, are established by the Board of Directors, taking into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer and the length of the officer's service.

Periodic grants of stock options. Under the stock option guidelines adopted by the Board of Directors, stock option grants may be made to executive officers upon initial employment, and are granted from time to time for increased responsibility.

Executive Compensation Summary Table

The following table sets forth all information concerning total compensation earned or paid to the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company who served in such capacities as of December 31, 1997 for services rendered to the Company during each of the last three fiscal years.

                         EXECUTIVE COMPENSATION SUMMARY TABLE

                           Annual Compensation      Long term compensation
                          -----------------------  --------------------------
Name and            Year  Salary     Bonus  Other            Awards                 All
Principal                   ($)       ($)   Annual     Restrict-  Options/  LTIP    Other
Position                                    Compen-    ed Stock   SARs(#)   Pay-    Compensa-
                                            sation ($)    ($)               outs($) tion ($)
----------          ----  ------     -----  ---------- --------- ---------- ------  --------
Alan C. Bashforth,  1997  160,000*    -0-       -0-       -0-        -0-      -0-      -0-
President and CEO   1996   24,615*    -0-       -0-       -0-        -0-      -0-      -0-
                    1995      -        -         -         -          -        -        -

Lyndon A.Keele      1997  134,085     -0-       -0-       -0-        -0-      -0-      -0-
                    1996  134,085     -0-       -0-       -0-        -0-      -0-      -0-
                    1995  132,538     -0-       -0-       -0-        -0-      -0-      -0-

Joy C.Hartman,      1997  101,000     -0-    4,273*       -0-    20,000       -0-      -0-
EVP, CFO            1996  101,000     -0-    2,189*       -0-    45,000       -0-      -0-
                    1995  101,000     -0-    4,179*       -0-        -0-      -0-      -0-

Russell R. Angley,  1997   95,000     -0-   19,252*       -0-        -0-      -0-      -0-
                    1996   88,200     -0-    6,079*       -0-    30,000       -0-      -0-
                    1995   85,938     -0-   17,808*       -0-        -0-      -0-      -0-


 *Mr. Bashforth's compensation is a contractual management fee, Ms. Hartman's other compensation includes payments for accrued vacation. Mr. Angely's other compensation resulted from sales commissions.

In January 1996 the Board of Directors adopted a resolution whereby the then present officers of the Corporation are protected from termination without cause should there be a change in control or ownership of the Company by acquisition or merger.

The employment agreements would entitle each of the three to receive up to
2.99 times their annual salary if there is a change in control of the Company (as defined) and a termination of their employment. The maximum contingent liability under these agreements in such event is approximately $980,000.


Options Grants for Fiscal 1997

The following table sets forth information with respect to option grants to the named executive officers during fiscal 1997:

* The number of shares of common stock underlying options granted during the year;

* The percentage that such options represent of all options granted to employees during the year;

* The exercise price and;

* The expiration date.

                   OPTIONS/SAR GRANTS DURING FISCAL 1997

                 Options   % of Total Options/SARs   Exercise or
                  /SARs     Granted to Employees     Base price    Expiration
Name             Granted       in Fiscal Year         Per Share        Date
-----------------------------------------------------------------------------
Joy C. Hartman   20,000             32.2%               $.88       11/07/2007


                AGGREGATED OPTION EXERCISES DURING FISCAL 1997
                     AND OPTION VALUES ON DECEMBER 31, 1997

The table below sets forth information with respect to the number and value of unexercised options held by the named executive officers of the Company on December 31, 1997. No stock options were exercised by such persons in 1997 and there are no outstanding stock appreciation rights.

                                                                                 Value of Unexercised
       Name        Shares Acquired    Number    Number of Unexercised Options     In-The-Money Options
       ----          on Exercise     Realized      at December 31, 1997           at December 31, 1997
                     -----------     --------    Exercisable   Unexercisable   Exercisable   Unexercisable
                                                 -----------   -------------   -----------   -------------
Russel R. Angely          0              -          7,500          22,500          None          None
Joy C. Hartman            0              -         11,250          53,750          None          None

The Company presently has no standing plans or formal arrangements for contingent forms of compensation such as bonuses, commissions, executive stock options, stock appreciation rights, profit sharing, pension, retirement plans or other like benefit programs, except for the past and present Incentive Stock Option Plan as hereafter described. No officer, director, or other employee consequently received or was entitled to any form of non-cash compensation under any form of plan described or included within Regulation S-B, Section 402(b)(1), Reg. 228.402, Section (b)(1).

The Shareholders approved an initial Incentive Stock Option Plan on
April 22, 1982, including 162,000 shares, which was amended by the shareholders on April 24, 1984, to include additional 200,000 shares. This Plan expired on April 27, 1992. The shareholders approved a successor Incentive Stock Option Plan encompassing 290,950 shares of the authorized previously unissued $0.01 per share par value stock of the Company. This included 90,950 shares allocated to the initial Plan that had never been awarded and 200,000 newly allocated shares. During the year 1992, 50,000 shares were made subject to awards by the Committee to officers and directors, including 10,000 shares each to all directors except for Mr. Keele who has refused and never received any option awards of any nature. Options can be and are awarded under the Plan only to key engineering, design, manufacturing, sales, or management personnel including directors, and all are granted at the then fair market value of the Company's stock. In the event any option would be awarded to a person holding directly or beneficially in excess of ten percent of the Company's stock, such award must be made at 110% of the then fair market value of the Company's stock. In all other respects, the Plan conforms to all provisions of Section 422 of the Internal Revenue
Service Code and has been granted authority from time to time to enact amendments to bring the Plan into conformity with any amendments to the Code. The shares allocated to the successor Plan were subject to an S-8
Registration Statement filed with the Securities and Exchange Commission on or about June 5, 1992.

There have been no changes of any nature in any of the substantive provisions or procedures of this Plan since adoption. Awards under this Plan have been made by a committee of the Board, which during 1997, consisted of Kenneth P. Ray and Joy C. Hartman and are based solely upon individual performance and are within the discretion and judgment of the Committee. While Ms. Hartman holds options on certain shares of the Company under this Plan, all of the same were awarded by the Board of Directors not the Stock Option Committee. Neither she nor Mr. Ray nor any other prior member of this Committee has ever, nor will any successor member, receive any option grants directly while serving on this Committee. During 1997, twelve individuals participated in the Plan as a result of grant of option awards. A total of 62,000 shares were awarded.

All options have always been granted at the then current market price of the Company's shares and at values ranging from $3.13 per share to $.78 per share as of the date of this statement. No options have ever been awarded at less than market value. In addition, no option shares have ever been awarded to the principal shareholders of the Company. With respect to principal employees and directors, as of the date of the statement, Ms. Hartman has options for 65,000 shares; Mr. Angely, options for 30,000 shares; and Mr. Ray, options for 30,000 shares.

       ITEM 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
       ---------------------------------------------------------------
The Company has appointed Peter C. Cosmas Co., CPA's as the Company's independent accountants for the fiscal year ending December 31, 1998.
Peter C. Cosmas Co., CPA's (formerly Nemiroff, Cosmas, Titus and Cochamiro) has served as public auditors for the Company during the entire calendar year 1997, having been re-engaged as Company auditors on December 21, 1990, succeeding Coopers & Lybrand (which had been the Company auditors from 1985 until December 17, 1990). Peter C. Cosmas Co., CPA's previously served as public auditors for the Company from 1981 through 1985. Services provided to the Company and its subsidiary by Peter C. Cosmas Co., CPA's in fiscal year 1997 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports and services related to filings with the Securities and Exchanges Commission.

Representatives of Peter C. Cosmas Co., CPA's will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

The Board of Directors recommends that stockholders vote "FOR" ratification of the appointment of Peter C. Cosmas Co., CPA's as the Company's independent accountants for fiscal 1998. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Board of Directors.

      ITEM 3 - AMENDMENT OF ARTICLE 4 OF THE CERTIFICATE OF INCORPORATION
      -------------------------------------------------------------------
                     TO INCREASE THE COMPANY'S COMMON STOCK
                     --------------------------------------

The Board of Directors has unanimously approved and recommends to stockholders that they consider and approve a proposal to amend the Company's Certificate of Incorporation to increase the Company's Common Stock from 25,000,000 shares to 45,000,000 shares.

If the proposed amendment is approved, Item 4 of the Company's Certificate of Incorporation would be deleted and replaced by the following:

The total number of shares of common stock which the corporation shall have authority to issue is (45,000,000) and the par value of each of such shares is one cent ($.01) amounting in the aggregate to Four Hundred Fifty Thousand Dollars ($450,000).

The Board of Directors recommends a vote for approval of the proposed amendment to the Company's Certificate of Incorporation to increase the Company's Common Stock.

                              OTHER MATTERS
                              -------------

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.


                          ADDITIONAL INFORMATION
                          ----------------------

Stockholder Proposals for the 1999 Annual Meeting. Stockholders interested in presenting a proposal for consideration at the Company's Annual Meeting of Stockholders in 1999 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's by-laws. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than 120 days proceeding the 1999 stockholders meeting that is scheduled for June 8, 1999.


                                      Order of the Board of Directors:


                                      -------------------------------
                                      Joy C. Hartman
                                      Corporate Secretary

March 31, 1998
Cherry Hill, New Jersey

                          SCIENCE DYNAMICS CORPORATION
           Annual Meeting of Stockholders - To Be Held June 8, 1998
                  THE BOARD OF DIRECTORS SOLICITS THIS PROXY


The undersigned hereby appoint(s) Lyndon A. Keele and Joy C. Hartman, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Science Dynamics Corporation that the undersigned would be entitled to cast if personally present at the 1998 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.



THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED BELOW, FOR PROPOSAL NUMBERS 2 AND 3 AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.



Please date, sign exactly as your name appears on the form and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign.




                                The Board recommends a vote FOR items 1, 2 and 3
                                ------------------------------------------------

(1) ELECTION OF DIRECTORS:
    (01) Lyndon A. Keele, (02) Kenneth P. Ray, (03) Joy C. Hartman,(04) Sheldon Hofferman, (05) Alan C. Bashforth

            FOR                 WITHHOLD          WITHHOLD authority to vote for the
      All nominees        Authority to vote       individual nominee(s) identified
  (except as marked       for all nominees        in the space provided below
   to the contrary)

           [ ]                    [ ]             _________________________________


                                  FOR  AGAINST   ABSTAIN                                     FOR   AGAINST   ABSTAIN

(2) Ratification of appointment   [ ]    [ ]       [ ]     (3) Amendment of Article 4 of               [ ]     [ ]       [ ]
    of Peter C. Cosmas Co., CPA's                              the Company's Certificate
    as the Company's independent                               of Incorporation to increase
    public auditors for 1998                                   the Company's Common Stock
                                                               from 25,000,000 shares to
                                                               45,000,000 shares

<TABLE\>
                                              PLEASE MARK ALL   [X]
                                              CHOICES LIKE THIS


SIGNATURE ____________________________ DATE ___________


SIGNATURE ____________________________ DATE ___________

